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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this registration statement on Form S-8 (File No. 333-_____) of our report dated February 9, 2000 relating to the financial statements of Nabors Industries, Inc., which appears in its Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the reference to our firm under the caption "Experts" in such registration statement.



                                                  /s/ PricewaterhouseCoopers LLP
                                                  PRICEWATERHOUSECOOPERS LLP


Houston, TX
September 8, 2000